                               EXHIBIT 99.B17

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, THAT SM&R CAPITAL FUNDS, INC., a Maryland corporation, and its undersigned officers and Directors each hereby nominate, constitute and appoint MICHAEL W. MCCROSKEY its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her name, place and stead in any and all capacities, to make, execute and sign all amendments to the Fund's Registration on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorney, full power and authority to do and perform each and every act necessary and/or appropriate as fully to all intents and purposes as the Fund and the undersigned Officers and Directors themselves might or could do.

     IN WITNESS WHEREOF, the Fund has caused this power of attorney to be executed in its name by its President and attested by its Secretary, and the undersigned Officers and Directors have hereunto set their hands this 16th day of September, 1994.



ATTEST:                                SM&R CAPITAL FUNDS, INC.


     TERESA E. AXELSON                         MICHAEL W. MCCROSKEY
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  Teresa E. Axelson, Secretary          Michael W. McCroskey, President


     MICHAEL W. MCCROSKEY                      BRENDA T. KOELEMAY
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  Michael W. McCroskey, President &     Brenda T. Koelemay, Treasurer, Principal
  Principal Executive Officer           & Accounting Officer


     SAMUEL K. FINEGAN                         BRENT E. MASEL, M.D.
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  Samuel E. Finegan, Director           Brent E. Masel, M.D., Director


     ALLAN W. MATTHEWS                         LEA MCLEOD MATTHEWS
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  Allan W. Matthews, Director           Lea McLeod Matthews, Director


     SHANNON L. MOODY                          ANDREW J. MYTELKA
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  Shannon L. Moody, Director            Andrew J. Mytelka, Director


     LOUIS E. PAULS                            EDWIN K. NOLAN
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  Louis E. Pauls, Director              Edwin K. Nolan, Director


     MICHAEL W. MCCROSKEY
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  Michael W. McCroskey, Director